SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 30, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17293	22-2795073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Press Release

Item 12. Disclosure of Results of Operations and Financial Condition.

     The following information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K.

     On April 30, 2004, Collegiate Pacific issued a press release announcing its operating income for the three months ended March 31, 2004, will exceed expectations and that it plans to release earnings for the third fiscal quarter ended March 31, 2004 on Tuesday, May 11, 2004. A copy of the press release is attached as Exhibit 99.1. The information in this Item 12 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2004	COLLEGIATE PACIFIC INC.

	By:	/s/ William R. Estill

William R. Estill, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1*	Press Release of Collegiate Pacific Inc., dated May 3, 2004.

* Furnished and not filed.

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